      As filed with the Securities and Exchange Commission on February 11, 2000
                                                     Registration No. 333-_____
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    --------

                              INPUT SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           77-0104275
  (State or other jurisdiction                                (IRS Employer
of incorporation or organization)                          Identification No.)

                              1299 PARKMOOR AVENUE
                           SAN JOSE, CALIFORNIA 95126
               (Address of principal executive offices) (Zip Code)

                                    --------

                              INPUT SOFTWARE, INC.
                          SPECIAL INCENTIVE BONUS PLAN
                                 1999 STOCK PLAN
                            (Full title of the Plans)

                                    --------

                                  KIMRA HAWLEY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              INPUT SOFTWARE, INC.
                              1299 PARKMOOR AVENUE
                           SAN JOSE, CALIFORNIA 95126
                     (Name and address of agent for service)
                                 (408) 325-3800
          (Telephone number, including area code, of agent for service)

                                    --------

                         CALCULATION OF REGISTRATION FEE
=======================================================================================================================
            Title of                                           Proposed Maximum      Proposed Maximum
           Securities                       Amount                Offering              Aggregate            Amount of
             to be                          to be                   Price               Offering           Registration
           Registered                     Registered(1)           per Share(2)           Price(2)               Fee
           ----------                     ----------              ---------              -----                  ---
SPECIAL INCENTIVE BONUS PLAN
     Common Stock (par value $.01)               25,000            $ 13.625              $340,625              $ 89.93

1999 STOCK PLAN
     Common Stock (par value $.01)              200,000            $ 13.625            $2,725,000             $ 719.40


(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Special Incentive Bonus Plan and the 1999 Stock Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Input Software, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the fair market value per share of Common Stock of Input Software, Inc. on February 7, 2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         Input Software, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the SEC on March 30, 1999;

         (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, as filed with the SEC on May 12, 1999;

         (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, as filed with the SEC on August 16, 1999;

         (d) Amendment Number 1 on Form 10-Q/A filed with the SEC on August 20, 1999;

         (e) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, as filed with the SEC on November 15, 1999;

         (f) The Registrant's Current Report on Form 8-K, as filed with the SEC on January 14, 2000; and

         (g) The Registrant's Registration Statement No. 0-22292 on Form 8-A filed with the SEC on August 23, 1993, pursuant to
                  Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         (h) Amendment Number 1 on Form 8-A to the Registrant's Registration Statement No. 0-22292 on Form 8-A filed with the SEC on September 7, 1993, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not Applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). The Registrant's Bylaws provide for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty as a director to the Company and its stockholders. This provision in the Certificate of Incorporation does not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors which provide The Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

Item 8.  EXHIBITS

EXHIBIT NUMBER        EXHIBIT
--------------        -------

    4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 0-22922 on Form 8-A, which is incorporated herein by reference pursuant to Item 3(g) of this Registration Statement.
    5 Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.
    23.1          Consent of Independent Auditors - PricewaterhouseCoopers
                  LLP
    23.2 Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is contained in Exhibit 5.
    24 Power of Attorney. Reference is made to page II-5 of this Registration Statement.


Item 9.  UNDERTAKINGS

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Special Incentive Bonus Plan and the 1999 Stock Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 10th day of February, 2000.


                                   INPUT SOFTWARE, INC.



                                   By: /s/ Kimra Hawley
                                      -------------------------------------
                                       Kimra Hawley
                                       President and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of Input Software, Inc., a Delaware corporation, do hereby constitute and appoint Kimra Hawley and John Finegan, and either of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and either of the undersigned hereby ratifies and confirms that all said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                 TITLE                                       DATE
---------                 -----                                       ----
/s/ Kimra Hawley          President, Chief Executive Officer and      February 10, 2000
---------------------     Director
Kimra Hawley              (Principal Executive Officer)

                                    II-5

/s/ John Finegan          Vice President of Finance                   February 10, 2000
---------------------     and Chief Financial Officer
John Finegan              (Principal Financial and Accounting
                          Officer)


/s/ Thomas van Overbeek
-----------------------   Director                                    February 10, 2000
Thomas van Overbeek


/s/ Bruce Silver
---------------------     Director                                    February 10, 2000
Bruce Silver


/s/ Johannes Schmidt
---------------------     Director                                    February 10, 2000
Johannes Schmidt


/s/ James T. Crawford
---------------------     Director                                    February 10, 2000
James T. Crawford


/s/ Daniel Tompkins
---------------------     Director                                    February 10, 2000
Daniel Tompkins

                                    II-6

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.



                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                              INPUT SOFTWARE, INC.

                                  EXHIBIT INDEX


EXHIBIT NUMBER    EXHIBIT
--------------    -------

    4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 0-22292 on Form 8-A, which is incorporated herein by reference pursuant to Item 3(g) of this Registration Statement.
    5 Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.
    23.1          Consent of Independent Auditors - PricewaterhouseCoopers
                  LLP
    23.2 Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is contained in Exhibit 5.
    24 Power of Attorney. Reference is made to page II-5 of this Registration Statement.